UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 5.07 below is incorporated by reference into this Item 5.02.

On May 15, 2015, at the Annual Meeting of Stockholders of Clear Channel Outdoor Holdings, Inc. (the “Company”), the Company’s stockholders approved the Company’s 2015 Executive Incentive Plan and the Company’s 2015 Supplemental Incentive Plan. The summaries of the 2015 Executive Incentive Plan and the Company’s 2015 Supplemental Incentive Plan below are qualified in their entirety by reference to the full text of the plans filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

2015 Executive Incentive Plan

The 2015 Executive Incentive Plan provides for the award of performance-based compensation to executive officers and other selected key executives of the Company and its subsidiaries. The 2015 Executive Incentive Plan will be administered by the compensation committee of the board of directors of the Company (the “Compensation Committee”). The Compensation Committee is authorized to select participants; grant performance awards under the 2015 Executive Incentive Plan; determine the type, terms and conditions of, and all other matters relating to, performance awards; prescribe performance award agreements; establish, modify or rescind such rules and regulations as it deems necessary for the proper administration of the 2015 Executive Incentive Plan; and make such determinations and interpretations and to take such steps in connection with the 2015 Executive Incentive Plan or the performance awards granted thereunder as it deems necessary or advisable. No participant may earn more than $15,000,000 in any calendar year pursuant to a performance award under the 2015 Executive Incentive Plan.

2015 Supplemental Incentive Plan

The 2015 Supplemental Incentive Plan provides for the award of performance-based compensation to a select group of senior management of the Company and its subsidiaries. The 2015 Supplemental Incentive Plan will be administered by the Compensation Committee, which will designate performance objectives with respect to a performance period for each plan participant. The Compensation Committee is authorized to select participants to participate in the plan in any given year; to establish and administer any performance goals and award opportunities applicable to each participant and certify whether such goals have been attained; to construe and interpret the 2015 Supplemental Incentive Plan and any agreement or instrument entered into under the plan; to establish, amend and waive rules and regulations for the 2015 Supplemental Incentive Plan’s administration; to consider the recommendations of the Company’s Chief Executive Officer in regard to determinations regarding the forgoing with respect to participants other than the Chief Executive Officer and to make all other determinations which may be necessary or advisable for the administration of the 2015 Supplemental Incentive Plan.

Awards made pursuant to the plan will be subject to the participant’s attainment of at least one performance goal designated by the Compensation Committee and communicated to the participant. Each participant will have a target award opportunity under the plan as determined by the Compensation Committee to be paid in the event the performance goals applicable to such participant are met at the 100% level. Subject to certain conditions applicable to awards intended to be exempt from Section 162(m) of the Internal Revenue Code, the achievement of the applicable performance goal at less than 100% may result in a pro-rated reduction of the target award amount, as determined by the Compensation Committee. The applicable performance period will be twelve (12) months and the achievement and earned award will be communicated to each participant in writing as soon as practicable after the completion of the performance period (the “Conditionally Earned Award”). Subject to any exceptions that may be set forth in an applicable written agreement with the participant, the Conditionally Earned Awards will be paid to a participant within the 90-day period following the third anniversary of the beginning of the applicable performance period, subject to such participant’s continued employment through such payment date, or as otherwise set forth in the plan. No participant may be granted award(s) in excess of $15,000,000 during any calendar year.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 15, 2015, the Company held its Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Company’s Annual Meeting of Stockholders.

1. The Company’s stockholders elected each of the three nominees for directors to serve as directors for a three year term or until his successor shall have been elected and qualified.

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non- Votes
Class A Common Stock
Vicente Piedrahita	22,497,869	16,089,756	1,500,576
Robert W. Pittman	27,085,129	11,502,496	1,500,576
Dale W. Tremblay	37,822,696	764,929	1,500,576

Class B Common Stock
Vicente Piedrahita	6,300,000,000	—	—
Robert W. Pittman	6,300,000,000	—	—
Dale W. Tremblay	6,300,000,000	—	—

Total
Vicente Piedrahita	6,322,497,869	16,089,756	1,500,576
Robert W. Pittman	6,327,085,129	11,502,496	1,500,576
Dale W. Tremblay	6,337,822,696	764,929	1,500,576

2. The adoption of the 2015 Executive Incentive Plan was approved.

Proposal 2. Approval of the 2015 Executive Incentive Plan	Votes For	Votes Against	Abstentions	Broker Non- Votes
Class A Common Stock	38,240,705	308,849	38,071	1,500,579
Class B Common Stock	6,300,000,000	—	—	—

Total	6,338,240,705	308,849	38,071	1,500,579

3. The adoption of the 2015 Supplemental Incentive Plan was approved.

Proposal 3. Approval of the 2015 Supplemental Incentive Plan	Votes For	Votes Against	Abstentions	Broker Non- Votes
Class A Common Stock	38,259,744	286,537	41,344	1,500,579
Class B Common Stock	6,300,000,000	—	—	—

Total	6,338,259,744	286,537	41,344	1,500,579

4. The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015 was ratified.

Proposal 4. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2015	Votes For	Votes Against	Abstentions	Broker Non- Votes
Class A Common Stock	39,968,995	109,719	9,490	—
Class B Common Stock	6,300,000,000	—	—	—

Total	6,339,968,992	109,719	9,490	—

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Clear Channel Outdoor Holdings, Inc. 2015 Executive Incentive Plan (Incorporated by reference to Appendix A to the Clear Channel Outdoor Holdings, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

10.2	Clear Channel Outdoor Holdings, Inc. 2015 Supplemental Incentive Plan (Incorporated by reference to Appendix B to the Clear Channel Outdoor Holdings, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 20, 2015	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Clear Channel Outdoor Holdings, Inc. 2015 Executive Incentive Plan (Incorporated by reference to Appendix A to the Clear Channel Outdoor Holdings, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).

10.2	Clear Channel Outdoor Holdings, Inc. 2015 Supplemental Incentive Plan (Incorporated by reference to Appendix B to the Clear Channel Outdoor Holdings, Inc. definitive proxy statement on Schedule 14A for its 2015 Annual Meeting of Stockholders filed March 31, 2015).